Exhibit 99.1

iGATE Q2 consolidated revenues increase 155% to $ 170.4 million; Adjusted EBITDA up 85.4%

First phase of Patni integration complete; joint go-to market strategy finds positive acceptance

Fremont, CA — Aug 5, 2011

iGATE Corporation (NASDAQ:IGTE), the first integrated Technology and Operations (iTOPS) company providing Business Outcomes based solutions under the brand iGATE Patni, today announced its financial results for the second quarter and six months ended June 30, 2011.

Second Quarter Highlights

•	Revenues for second quarter 2011 were $ 170.4 million

•	$ 66.8 million in the second quarter 2010.

•	Organic revenues grew 14.7%, with acquisition adding 140.4 % to the total revenues.

•	Net Income for second quarter 2011 was $ 4.0 million

•	$ 11.2 million in the second quarter 2010.

•	Interest expense impacted net income by $13 million.

•	Gross margin was 34.7 % for the second quarter 2011.

•	38.1 % in the second quarter 2010.

•	Diluted earnings per share of $ (0.02) GAAP; $0.16 non-GAAP.

•	Adjusted EBITDA was $ 28.6 million for the second quarter 2011.

•	$15.4 million in the second quarter 2010.

•	21 new customers were added during the quarter including nine Fortune 1000 and equivalent clients.

•	26,395 employees at the end of the quarter.

Highlights of six months ending June 30, 2011

•	Revenues for the six months ending June 30, 2011 were $246.2 million;

•	$ 124.7 million in the corresponding period in 2010.

•	Organic revenues grew 22.2%, with acquisition adding 75.2 % to the total revenues.

•	Net Income for the six months ending June 30, 2011 was $ 21.9 million;

•	$ 22.8 million in the corresponding period in 2010.

•	Interest expense impacted net income by $13.1 million.

•	Gross margin was 36.6 % for the six months ending June 30, 2011.

•	39.0 % in the corresponding period in 2010.

•	Diluted earnings per share of $0.18 GAAP; $0.37 non-GAAP.

•	Adjusted EBITDA was $ 49.2 million for the six months ending June 30, 2011.

•	$29.9 million in the corresponding period in 2010.

Commenting on the Q2 performance, Phaneesh Murthy, CEO, iGATE Patni said, “We have successfully completed the first phase of integration, integrating the go-to market functions of both the organizations and are well underway into the delivery and shared services integration. We believe that the integration program is progressing more smoothly than planned.”

“We are seeing customers respond positively to our joint value proposition and are starting to sense some larger opportunities,” he added.

Sujit Sircar, Chief Financial Officer, iGATE said, ““The blending of iGATE and Patni results and increase in salaries have created a dip in the margins which we expect to improve over the next few quarters and to get to iGATE’s benchmark margins over the next two years.

iGATE continues to generate good operating cash-flow with a cash balance of over $430 million as on June 30, 2011.”

Operating Results for the second quarter and six months ending June 30, 2011

Results for the second quarter and six months ending June 30, 2011 on a GAAP and non-GAAP basis are provided in the table below.

	Q2 FY’11	Q2 FY’10	Y/Y	Six months ended FY’11	Six months ended FY’10	Y/Y
Net revenue ($Millions)	170.4	66.8	155.1%	246.2	124.7	97.4%
Operating margin($Millions)	9.7	11.5	-15.7%	16.7	22.5	-25.8%
GAAP net income ($Millions)	4	11.2	-64.3%	21.9	22.8	-3.9%
GAAP diluted EPS ($)	-0.02	0.20	-110.0%	0.18	0.40	-55.0%
Non-GAAP net income ($Millions)	11.9	13.2	-9.8%	27.7	26.2	5.7%
Non-GAAP diluted EPS ($)	0.16	0.23	-30.4%	0.37	0.46	-19.6%

New customers and projects won in the quarter

•	A German Manufacturing company has engaged with iGATE Patni to provide product engineering services leveraging its offshore delivery model.

•	A US healthcare leader has retained us for a large scale consulting engagement.

•	A leading Forest Products Company has retained iGATE Patni to provide infrastructure management services on an outcomes based model.

•	A leading US Financial Services firm has chosen iGATE Patni for Eagle platform upgrade and implementation of new modules.

•	iGATE Patni has been chosen by a US Manufacturing major for its ERP implementation.

•	iGATE Patni has been selected by a leading US Manufacturing company to provide support for sales force automation.

•	A leading Communications firm in the Middle East has engaged with iGATE Patni to provide offshore support for its ERP applications.

Awards and Recognitions in the quarter

•	iGATE Patni ranked No. 1 Healthcare R&D Service Provider in Global R&D Service Providers Rating, by Zinnov Management Consulting.

•	iGATE Patni ranked in the Leadership Zone for Overall Leading R&D Service Providers, in Global R&D Service Providers Rating, by Zinnov Management Consulting.

•	iGATE Patni emerged in the ‘Leadership Zone’ in verticals like Automotive and Computer Peripherals & Storage in Global R&D Service Providers Rating, by Zinnov Management Consulting.

•	Everest Group named iGATE Patni as a “Major Contender” in Finance and Accounting in its FAO Research Report 2011.

•

iGATE Patni was awarded the Advanced Solutions Partner status with TIA Technology, the Copenhagen based world leader in integrated, leading edge standard software solutions for the global insurance industry.

Acquisition

On May 12, 2011, we completed our acquisition of a majority stake in Patni Computers and our results for the second quarter include Patni’s results of operations since May 16, 2011.

Conference Call and Webcast

iGATE will host a telephone conference call on Friday, August 5, 2011 at 8:00 am Eastern Time to discuss the results of its second quarter ended June 30, 2011. The live discussion can be accessed by dialing 877-407-8037 (domestic) or 201-689-8037 (international). A live webcast of this conference call will be available on our web site at http://ir.igate.com/investors/. The teleconference replay will be available until September 1, 2011 and can be accessed by dialing 877-660-6853 (domestic) and 201-612-7415 (international), passcode 375662 and account number 293. A replay will also be available shortly after the live call via webcast on the iGATE Investor Relations website at http://ir.igate.com/investors/.

About iGATE Patni

‘iGATE Patni’ is the common brand identity of two organizations — iGATE Corporation and Patni Computer Systems Limited (Patni). With iGATE having acquired a majority stake in Patni, the two companies, under the common brand iGATE Patni, jointly provide full-spectrum consulting, technology and business process outsourcing, and product engineering services on a Business Outcomes-based model. Armed with over three decades of IT Services experience and powered by the iTOPS (Integrated Technology and Operations) platform, iGATE Patni’s multi-location global organization with a talent pool of 26,000+ people, consistently delivers effective solutions to over 360 Fortune 1000 clients spanning across verticals like: banking & financial services; insurance & healthcare; life sciences; manufacturing, retail, distribution & logistics; media, entertainment leisure & travel; communication, energy & utilities; public sector; and independent software vendors. Visit: www.igatepatni.com

iGATE Corporation is listed on NASDAQ (IGTE), and Patni Computer Systems Limited on the Bombay Stock Exchange (532517), the National Stock Exchange of India (PATNI) and NYSE (PTI).

Use of non-GAAP Financial Measures

This press release contains non-GAAP financial measures as defined by Securities and Exchange Commission. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, generally accepted accounting principles in the United States and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Reconciliations of these non-GAAP measures to their comparable GAAP measures are included in the attached financial tables.

iGATE believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with iGATE’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate iGATE’s results of operations in conjunction with the corresponding GAAP measures. These non-GAAP measures should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

iGATE believes that providing EBITDA, Adjusted EBITDA and non-GAAP net income and non-GAAP diluted earnings per share in addition to the related GAAP measures provides investors with greater transparency to the information used by iGATE’s management in its financial and operational decision-making. These non-GAAP measures are also used as performance compensation programs

More specifically, the non-GAAP financial measures contained herein exclude the following items:

•

Acquisition expenses: iGATE incurs costs related to its acquisitions, which are inconsistent in amount and frequency and are significantly impacted by the timing and nature of iGATE’s acquisitions. iGATE believes that eliminating these expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of iGATE’s current operating performance and comparisons to the past operating performance.

•

Forex gain: The Company entered into forward foreign exchange contracts to mitigate the risk of changes in foreign exchange rates on payments related to the Patni Acquisition. We also recognized favorable foreign currency gain on remeasurement of escrow account balance maintained for facilitating payments related to Patni Acquisition. iGATE believes that eliminating the non-capitalized items for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of iGATE’s current performance and comparisons to the past performance.

•

Amortization of intangible assets: Intangible assets comprise value of customer relationships from the recent Patni acquisition and the previous delisting of iGATE’s Indian subsidiary. iGATE incurs charges relating to the amortization of these intangibles. These charges are included in iGATE’s GAAP presentation of earnings from operations, operating margin, net income and diluted earnings per share. iGATE excludes these charges for purposes of calculating these non-GAAP measures.

•	Severance Cost: As a result of acquisition of Patni, the Company incurred severance costs in connection with the termination of the services of some of Patni’s employees.

•

Stock-based compensation: Although stock-based compensation is an important aspect of the compensation of iGATE’s employees and executives, determining the fair value of the stock-based instruments involves a high degree of judgment and estimation and the expense recorded may not reflect the actual value realized upon the future exercise or termination of the related stock-based awards. Furthermore, unlike cash compensation, the value of stock-based compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. Management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of our core business.

From time to time in the future, there may be other items that iGATE may exclude in presenting its financial results.

Forward-Looking Statements

Statements contained in this press release regarding the benefits of the Patni acquisition, the business outlook, the demand for the products and services, and all other statements in this release other than recitation of historical facts are forward-looking statements. Words such as “expect”, “potential”, “believes”, “anticipates”, “plans”, “intends” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the press release include, without limitation, forecasts of market growth, future revenues, future expectations concerning growth of business, cost competitiveness and expansion of global reach following the acquisition, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in integrating business; whether certain market segments grow as anticipated; the competitive environment in the information technology services industry and competitive responses to our acquisition of Patni; and whether the companies can successfully provide services/products and the degree to which these gain market acceptance. Furthermore, in connection with the Patni acquisition, the Company has borrowed significant amounts, including by issuing high yield notes, and will have to use a significant portion of its cash flows to service such indebtedness, as a result of which the Company might not have sufficient funds to operate its businesses in the manner it intends or has operated in the past. Additional risks relating to the Company are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as the Company’s other reports filed with the Securities and Exchange Commission. Actual results may differ materially from those contained in the forward-looking statements in this press release. Any forward-looking statements are based on information currently available to the Company and it assumes no obligation to update these statements as circumstances change. This document does not constitute an offer to purchase or to sell securities in any jurisdiction.

Media Contact	Investor Contact

Prabhanjan Deshpande “PD” +91 80 4104 5006 PD@igatepatni.com	Araceli Roiz +1 510 896 3007 araceli.roiz@igatepatni.com

iGATE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except per share data)

	June 30, 2011	December 31, 2010
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$95,938	$67,924
Short-term investments	338,152	71,915
Accounts receivable, net	154,995	37,946
Unbilled revenues	68,568	13,893
Prepaid expenses and other current assets	24,719	5,380
Foreign exchange derivative contracts	7,256	794
Deferred tax assets	24,557	5,422
Receivable from Mastech Holdings Inc.	208	140
Prepaid income taxes	7,332	—

Total current assets	721,725	203,414
Investment in affiliate	427	—
Deposits and other assets	144,983	5,443
Property and equipment, net	220,898	52,950
Deferred tax assets	24,331	10,117
Goodwill	628,080	31,741
Intangible assets, net	188,135	1,378

Total assets	$1,928,579	$305,043

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,394	$3,291
Accrued payroll and related costs	87,650	19,709
Accrued income taxes	1,034	715
Line of credit	45,000	—
Other accrued liabilities	81,067	31,354
Foreign exchange derivative contracts	690	—
Deferred revenue	19,480	667

Total current liabilities	243,315	55,736
Other long-term liabilities	5,444	1,251
Accrued income taxes	17,300	—
Foreign exchange derivative contracts	5,341	—
Deferred income taxes	66,275	—
Senior Notes	770,000	—

Total liabilities	1,107,675	56,987
Series B Preferred stock, without par value	335,067	—
Shareholders' equity:
Common Stock, par value $0.01 per share	575	572
Additional paid-in capital	194,897	188,389
Retained earnings	88,920	75,474
Common stock in treasury, at cost	(14,714)	(14,714)
Accumulated other comprehensive loss	3,796	(1,665)

Total iGATE Corporation shareholders' equity	273,474	248,056
Non controlling interest	212,363	—

Total shareholders equity	485,837	248,056

Total liabilities and shareholders' equity	$1,928,579	$305,043

iGATE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands)

(unaudited)

	Three Months ended June 30,		Six Months ended June 30,
	2011 *	2010	2011 *	2010
Revenues	$170,417	$66,849	$246,215	$124,739
Cost of revenues (exclusive of Depreciation and amortization)	111,203	41,390	155,998	76,068

Gross margin	59,214	25,459	90,217	48,671
Selling, general and administrative	40,423	11,843	62,170	21,848
Depreciation and amortization	9,058	2,126	11,365	4,348

Income from operations	9,733	11,490	16,682	22,475
Other (expenses) income, net	(4,003)	976	15,850	1,808

Income before income taxes	5,730	12,466	32,532	24,283
Income tax expense	1,244	1,312	10,107	1,515

Net income before noncontrolling interest	4,486	11,154	22,425	22,768
Noncontrolling interest	487	—	487	—

Net income attributable to iGATE Corporation	3,999	11,154	21,938	22,768
Accretion to Preferred Stock	115	—	130	—
Preferred dividend	5,639	—	8,362	—

Net (loss) income attributable to iGATE common shareholders	$(1,755)	$11,154	$13,446	$22,768

*	Includes Patni results since May 16, 2011.

iGATE CORPORATION

Earnings Per Share

(Amounts in thousands, except per share data)

(unaudited)

		Three Months Ended June 30,				Six Months Ended June 30,
PARTICULARS		2011 **		2010		2011 **		2010
Net income attributable to iGATE common shareholders		$(1,755)		$11,154		$13,446		$22,768
Add: Dividends on Series B Preferred Stock		5,639		—		8,362		—

		3,884		11,154		21,808		22,768

Less: Dividends paid on
Common Stock	$—		$—		$—		$6,076
Unvested restricted stock	—		—		—		60
Series B Preferred Stock	5,639	5,639	—	—	8,362	8,362	—	6,136

Undistributed Income		$(1,755)		$11,154		$13,446		$16,632

Basic and Diluted allocation of Undistributed Income
Common stock		(1,351)		11,082		10,352		16,497
Unvested restricted stock		(6)		72		41		135
Series B Preferred Stock		(398)		—		3,053		—

		$(1,755)		$11,154		$13,446		$16,632

Shares outstanding:
Common stock		56,524		55,557		56,524		55,557
Unvested restricted stock		222		363		222		455
Series B Preferred Stock		16,668		—		16,668		—

		73,414		55,920		73,414		56,012

Weighted average shares outstanding:
Common stock		56,514		55,447		56,399		55,234
Unvested restricted stock		238		363		257		455

		56,752		55,810		56,656		55,689

Weighted average common stock outstanding		56,752		55,447		56,399		55,234
Dilutive effect of stock options and restricted shares outstanding		—		1,670		1,483		1,707

Dilutive weighted average shares outstanding		56,752		57,117		57,882		56,941

Distributed earnings per share:
Common stock		$—		$—		$—		$0.11
Unvested restricted stock		$—		$—		$—		$0.11

Basic earnings per share from operations
Common Stock		$(0.02)		$0.20		$0.18		$0.41
Unvested restricted stock		$(0.02)		$0.20		$0.18		$0.41
Diluted earnings per share from operations		$(0.02)		$0.20		$0.18		$0.40

*	The number of outstanding participative convertible preferred stock for which the earnings per share exceeded the earnings per share of common stock aggregated to 16.7 million shares for the six months ended June 30, 2011. These shares were excluded from the computation of diluted earnings per share as they were anti-dilutive. The dilutive effect of stock options outstanding of 1.5 million shares for the three months ended June 30, 2011 was not considered in computing diluted earnings per share as the Company was in a net loss position. Inclusion of such shares would have been anti-dilutive.

**	Includes Patni results since May 16, 2011.

iGATE CORPORATION

Reconciliation of Net income, net of tax, to Adjusted EBITDA

(Amounts in thousands)

(unaudited)

	Three Months ended June 30th		Six Months ended June 30th
	2011	2010	2011	2010
Net income attributable to iGATE Corporation	$3,999	$11,154	$21,938	$22,768

Adjustments

Depreciation and amortization	9,058	2,126	11,365	4,348
Interest expenses	13,199	14	13,288	33
Income tax expense	1,244	1,312	10,107	1,515

EBITDA	27,500	14,606	56,698	28,664

Other income, net	(3,321)	(747)	(4,418)	(2,886)
Foreign exchange (gain)/loss	(5,875)	(243)	(24,720)	1,078
Stock Based Compensation	3,014	1,807	4,522	3,006
Acquisition expenses	1,122	—	10,914	—
Severance expenses	6,164	—	6,164	—

Adjusted EBITDA (a non-GAAP measure)	$28,604	$15,423	$49,160	$29,862

The Company presents the non-GAAP financial measures EBITDA and adjusted EBITDA because management uses these measures to monitor and evaluate the performance of the business and believe the presentation of these measures will enhance the investors' ability to analyze trends in the business and evaluate the Company underlying performance relative to other companies in the industry.

iGATE CORPORATION

Reconciliation of Selected GAAP measures to Non-GAAP measures

(Amounts in thousands, except per share data)

(unaudited)

	Three Months ended June 30th		Six Months ended June 30th
	2011	2010	2011		2010
GAAP Net income attributable to iGATE Corporation	$3,999	$11,154	$21,938		$22,768

Adjustments

Amortization of Intangible assets, net of taxes	1,324	194	1,520		386
Stock Based Compensation, net of taxes	2,358	1,807	3,219		3,006
Acquisition expenses, net of taxes	1,875	—	10,914		—
Forex gain on acquisition hedging and remeasurement, net of tax	(2,008)	—	(14,314)		—
Severance cost, net of taxes	4,388	—	4,388		—

Non-GAAP Net income	$11,936	$13,155	$27,665		$26,160

Basic earnings per share from operations
GAAP	$(0.02)	$0.20	$0.18		$0.41
Non-GAAP	$0.16	$0.24	$0.38		$0.47

Diluted earnings per share from operations
GAAP	$(0.02)	$0.20	$0.18		$0.40
Non-GAAP	$0.16	$0.23	$0.37		$0.46
Weighted average shares outstanding, Basic	73,420 *	55,810	73,325	*	55,689

Weighted average dilutive common equivalent shares outstanding	73,420 *	57,117	74,550	*	56,941

*	Includes assumed conversion of 16.7 million shares of Series B Preferred Stock as of January 1, 2011.